The RBB Fund, Inc.

Senbanc Fund

Supplement dated April 18, 2011

to the Prospectus and Statement of Additional Information, each dated December 31, 2010 (the “Prospectus”)

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

On April 12, 2011, the Board of Directors of The RBB Fund, Inc. (the “Board”) approved a plan of liquidation and termination (the “Plan”) for the Senbanc Fund (the “Fund”).  Effective immediately, new account requests, exchanges into the Fund and purchase orders for Fund shares will no longer be permissible (other than those purchase orders received through dividend reinvestment).

On or about July 29, 2011 (the “Liquidation Date”), the Fund will redeem all investors’ shares at net asset value, and the Fund will terminate.  Investors holding shares of the Fund on the Liquidation Date will receive cash representing proceeds from the redemption.  Absent other instructions, the cash proceeds will be remitted into your brokerage account.   Prior to the Liquidation Date, the Fund may begin liquidating securities and the Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash.  As disclosed in the Prospectus, the Fund is permitted to depart from its stated investment objective and policies and to hold up to 100% of assets, as a temporary defensive measure, in cash or debt or money market instruments.  During this time, the Fund may not achieve its investment objective.

Until the Liquidation Date, shareholders may redeem their shares in the manner set forth in the Fund’s current Prospectus. The redemption of your shares will generally be considered a taxable event.

For federal income tax purposes, the tax treatment to shareholders of the receipt of the liquidating distribution on the date of the Liquidation will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Fund shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

Please retain this Supplement for future reference.